                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): FEBRUARY 12, 2002
                                                         ------------------

                               KOGER EQUITY, INC.
           ---------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                     FLORIDA
           ---------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


             1-9997                                       59-2898045
--------------------------------------------------------------------------------
    (Commission File Number)                 (IRS Employer Identification No.)

            433 PLAZA REAL, SUITE 335
               BOCA RATON, FLORIDA                          33432
--------------------------------------------------------------------------------
    (Address of Principal Executive Offices)              (Zip Code)

                                 (561) 395-9666
           ---------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                       NA
                ------------------------------------------------
                        (Former Name or Former Address,
                         if Changed Since Last Reports)

ITEM 9.  REGULATION FD DISCLOSURE

Koger Equity, Inc. announced that it had closed the purchase of Three Ravinia Drive, an 805,972 square foot building located in Atlanta's Central Perimeter submarket for $125 million cash as more particularly described in its News Release, dated February 12, 2002, a copy of which is attached hereto as Exhibit 99(a) and by this reference made a part hereof.

For more information on Koger Equity, Inc., contact the company at 904-538-8871 or visit its Web site at www.koger.com.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(C)      EXHIBITS

         EXHIBIT
         NUMBER       DESCRIPTION OF EXHIBIT
         ------       ----------------------

          99(a)       Koger Equity, Inc. News Release, dated February 12, 2002.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




                                        KOGER EQUITY, INC.




 Dated:  February 12, 2002              By:          /S/ James L. Stephens
                                               --------------------------------
                                                     James L. Stephens
                                        Title:      Vice President and
                                                 Chief Accounting Officer

                                  EXHIBIT INDEX

The following designated exhibit is filed herewith:

         EXHIBIT
         NUMBER       DESCRIPTION OF EXHIBIT
         ------       ----------------------

           99(a)      Koger Equity, Inc. News Release, dated February 12, 2002.


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